U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 27, 2004
                        ---------------------------------
                        (Date of earliest event reported)


                                 Citigroup Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                    1-9924                         52-1568099
    --------------              -----------                  ------------------
    (State or other             (Commission                  (IRS Employer
    jurisdiction of             File Number)                 Identification No.)
    incorporation)


                399 Park Avenue, New York, New York       10043
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


                                 (212) 559-1000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 5. Other Events
        ------------


On May 27, 2004, Citigroup Inc. released statements in connection with the Federal Reserve Enforcement Order regarding CitiFinancial branch network.

A press release relating to these statements was issued on May 27, 2004, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------


(c)      Exhibits

         Exhibit Number
         --------------

             99.1    Press Release, dated May 27, 2004, issued by Citigroup Inc.






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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: May 27, 2004                 CITIGROUP INC.


                                    By: /s/  Michael S. Helfer
                                       -------------------------
                                    Name:    Michael S. Helfer
                                    Title:   General Counsel and
                                             Corporate Secretary








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


                                  EXHIBIT INDEX


Exhibit No.
-----------

   99.1         Press Release, dated May 27, 2004, issued by Citigroup Inc.










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